                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 25, 2002

                                PERCEPTRON, INC.
 ------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
 ------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-20206                                           38-2381442
------------------------                   ------------------------------------
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

               47827 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170-2461
 ------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (734) 414-6100
                            -------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9. REGULATION FD DISCLOSURE.

         On September 25, 2002, each of the Chief Executive Officer and Chief Financial Officer of Perceptron, Inc. (the "Registrant") provided certifications accompanying the Registrant's Annual Report on Form 10-K for the year ended June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350). Copies of each of the certifications are included herewith as exhibits.

         The information in this Current Report on Form 8-K, including exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Exchange Act of 1933.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

                                   SIGNATURES
                                   -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  September 25, 2002                   /s/ John J. Garber
                                            -----------------------------------
                                            By:  John J. Garber
                                            Title: Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and
                                                   Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                     Description
-------                    -----------

99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002